AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

Amendment No. 1 to the Registration Rights Agreement (this "Agreement") made and entered into as of March 1, 2007, by and between Conversion Services International, Inc., a Delaware corporation (the "Company"), and TAG Virgin Islands, Inc. as agent (the “Agent”) for the "Holders," as defined in this Agreement. Pursuant to the terms of Section 7(f) of the Agreement, the Company and the Holders herewith amend the Agreement as follows:

1.  Section 1 of the Agreement is amended to read as follows:

Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Note, the 6/6/07 Note, the 6/27/07 Notes and the Warrants shall have the meanings given such terms in the Note, the 6/6/07 Note, the 6/27/07 Note and the Warrants. As used in this Agreement, the following terms shall have the following meanings:

"Commission" means the Securities and Exchange Commission.

"Common Stock" means shares of the Company's common stock, par value $0.001 per share.

“Conversion Price” means the price at which the Note, the 6/6/07 Note and the 6/27/07 Notes may be converted into Common Stock as provided in the Note, the 6/6/07 Note and the 6/27/07 Notes.

“Effective Date” shall mean the date the Commission shall declare a Registration Statement effective.

"Effectiveness Period" shall have the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934 and any successor statute.

“Exercise Price” means the price at which the Warrants may be exercised to purchase Common Stock as provided in the Warrants.

"Filing Date" means, (i) with respect to the Underlying Shares, a Registration Statement required to be filed on a date no later than 90 days following the date hereof, and (ii) with respect to shares of Common Stock issuable to the Holders as a result of adjustments to the Conversion Price made pursuant to the Note, the 6/6/07 Note and the 6/27/07 Note, the Exercise Price made pursuant to the Warrants or otherwise, 30 days after the occurrence of such event or the date of the adjustment of the Conversion or Exercise Price, as the case may be.

"Holder" or "Holders" means the Note holders, the holders of 6/6/07 Note, the holders of 6/27/07 Notes as set forth in the Schedule of 6/27/07 Note Holders appended hereto as Schedule I, the Warrant holders or any of their affiliates or transferees to the extent any of them hold Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Note" shall have the meaning provided above.

“Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means the Underlining Shares.

"Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933 and any successor statute.

“6/6/07 Note” means the 10% Convertible Unsecured Note issued by the Company on June 6, 2007 to the Agent as agent for the Holders in the principal amount of $250,000, which is due on Demand.

“6/27/07 Notes” means the 10% Convertible Unsecured Notes issued by the Company on June 27, 2007 to the Holders set forth on Schedule I, each in the principal amount of $100,000, which are due on Demand.

"Trading Market" means any of the NASD OTCBB, the NASDAQ Capital Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange.

“Underlying Shares” means the shares of Common Stock issuable to the Holders upon conversion of the Note, the 6/6/07 Note and the 6/27/07 Note and exercise of the Warrants.

"Warrants" means, collectively, each Common Stock Purchase Warrant issued by the Company to the Holders pursuant to the Note, the 6/6/07 Note and the 6/27/07 Notes.

Counterparts. This Amendment No. 1 may be executed in one or more counterparts, including by facsimile, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same Amendment No. 1.

Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of such jurisdiction as shall be determined by Payee.

Except as set forth above, the Registration Rights Agreement is not modified, changed or otherwise amended and remains in full force and effect in accordance with its terms as amended herein.

(signature page to follow)

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Registration Rights Agreement as of June 27, 2007.

CONVERSION SERVICES INTERNATIONAL, INC.		TAG VIRGIN ISLANDS, INC. as agent for the Holders

By:	/s/ Scott Newman	By:	/s/ James Tagliaferri
Name:	Scott Newman	Name:	James Tagliaferri
Title:	President	Title:	President

SCHEDULE I

TO

AMENDMENT NO. 1

DATED AS OF

JUNE 27, 2007

TO

REGISTRATION RIGHTS AGREEMENT

DATED AS OF

MARCH 1, 2007

SCHEDULE OF 6/27/07 NOTE HOLDERS

Marital Tr U/W Wm Katz
Non-Marital Tr FBO N Jacobowitz
Kaynes tte of L Kaynes Rev Tr
Non-Marital Tr FBO B Smith